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                                                                   EXHIBIT 10.20



                               AMENDMENT NO. 5 TO
                 AMENDED AND RESTATED LINE OF CREDIT AGREEMENT


     This Amendment No. 5 (the "Amendment") dated as of March 9, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree, U.K., Limited ("GUKL"), and Gymboree U.K. Leasing Limited ("GUKLL"). (TGC, GMI, GI, GIL, GUKL, and GUKLL are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

     A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement"). GI and GIL were added as Borrowers pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997. Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2. Pursuant to Amendment No. 3 to Amended and Restated Line of Credit Agreement and Waiver dated as of January 9, 1998 ("Amendment No. 3 and Waiver"), GUKLL was added as a Borrower for the limited purpose of making standby letters of credit available to GUKLL. Standby letters of credit were also made available to GUKL pursuant to Amendment No. 3 and Waiver. Pursuant to Amendment No. 4 to Amended and Restated Line of Credit Agreement dated as of January 30, 1998, TGC's liquidity covenant was amended for and only for TGC's fiscal year ending as of January 31, 1998.

     B. The Bank and the Borrowers now desire to amend the Agreement in order to make cash advances available to TGC, to amend TGC's tangible net worth covenant, to further amend TGC's liquidity covenant, and to require certain additional guaranties.

                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendments. The Agreement is hereby amended as follows:

          2.1  Paragraph 1.1(b) is amended to read in its entirety as follows:



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               (b)  This is a revolving line of credit providing for cash advances and letters of credit. During the availability period, the Borrowers may repay principal amounts of cash advances and reborrow them. The aggregate principal balance of cash advances outstanding at any one time may not exceed Fifteen Million Dollars ($15,000,000) (the "Advance Limit").

          2.2 The first sentence of Paragraph 1.1(c) is amended to read in its entirety as follows:

     The Borrowers agree not to permit the outstanding amounts of any letters of credit, including amounts drawn on letters of credit and not yet reimbursed, plus the Advance Limit to exceed the Commitment.

          2.3 In clause (iv) of Paragraph 1.1(c), the phrase "plus the Advance Limit" is inserted between the phrase "plus the GUKL/GUKLL L/C Limit" and the period at the end of clause (iv).

          2.4. New Paragraphs 1.6, 1.7, 1.8, and 1.9 are added to the Agreement, and they read in their entirety as follows:

               1.6  Interest Rate.

               (a) Unless the Borrowers elect an optional interest rate as described below, the interest rate is the Bank's Reference Rate minus 0.5 percentage point.

               (b) The Reference Rate is the rate of interest publicly announced from time to time by the Bank in San Francisco, California, as its Reference Rate. The Reference Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Reference Rate.

               1.7  Repayment Terms.

               (a) The Borrowers will pay interest on April 1, 1998, and then monthly thereafter until payment in full of any principal outstanding under this line of credit.

               (b) The Borrowers will repay in full all principal and any unpaid interest or other charges outstanding under this line of credit no later than



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     the Expiration Date. Any interest period for an optional interest rate (as described below) shall expire no later than the Expiration Date.

               1.8  Optional Interest Rates.

               (a) Instead of the interest rate based on the Bank's Reference Rate, the Borrowers may elect the optional interest rate specified below during interest periods agreed to by the Bank and the Borrowers. The optional interest rate shall be subject to the terms and conditions described later in this Agreement. Any principal amount bearing interest at an optional rate under this Agreement is referred to as a "Portion." The optional interest rate that is available is the LIBOR Rate plus 0.5 percentage point.

               (b) Each optional interest rate is a rate per year. Interest will be paid on the last day of each interest period, and, if the interest period is longer than one month, then on the first day of each month during the interest period. At the end of any interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrowers have designated another optional interest rate for the Portion. No Portion will be converted to a different interest rate during the applicable interest period. Upon the occurrence of an event of default under this Agreement, the Bank may terminate the availability of optional interest rates of interest periods commencing after the default occurs.

               1.9 LIBOR Rate. The election of LIBOR Rates shall be subject to the following terms and requirements:

               (a) The interest period during which the LIBOR Rate will be in effect will be one, two, three, four, five, six, seven, eight, nine, ten, eleven, or twelve months. The first day of the interest period must be a day other than a Saturday or a Sunday on which the Bank is open for business in California, New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Bank using the practices of the London inter-bank market.

               (b) Each LIBOR Rate Portion will be for an amount not less than the following:

                    (i) for interest periods of four months or longer, Five Hundred Thousand Dollars ($500,000).



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                    (ii)  for interest periods of one, two or three months, One
          Million Dollars ($1,000,000).

               (c) The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.

     LIBOR Rate     =    London Inter-Bank Offered Rate
                         ------------------------------
                           (1.00 - Reserve Percentage)

     Where,

                    (i) "London Inter-Bank Offered Rate" means the average per annum interest rate at which U.S. dollar deposits would be offered for the applicable interest period by major banks in the London inter-bank market, as shown on the Telerate Page 3750 (or such other page as may replace it) at approximately 11:00 a.m. London time two
          (2) London Banking Days before the commencement of the interest period. If such rate does not appear on the Telerate Page 3750 (or such other page that may replace it), the rate for that interest period will be determined by such alternate method as reasonably selected by Bank. A "London Banking Day" is a day on which the Bank's London Branch is open for business and dealing in offshore dollars.

                    (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

               (d) The Borrowers shall irrevocably request a LIBOR Rate Portion no later than 12:00 noon San Francisco time on the LIBOR Banking Day preceding the day on which the London Inter-Bank Offered Rate will be set, as specified above. For example, if there are no intervening holidays or weekend days in any of the relevant locations, the request must be made at least three days before the LIBOR Rate takes effect.

               (e) The Borrowers may not elect a LIBOR Rate with respect to any principal amount which is



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          scheduled to be repaid before the last day of the applicable interest period.

                    (f) Each prepayment of a LIBOR Rate Portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and a prepayment fee as described below. A "prepayment" is a payment of an amount on a date earlier than the scheduled payment date for such amount as required by this Agreement. The prepayment fee shall be equal to the amount (if any) by which:

                         (i) the additional interest which would have been
               payable during the interest period on the amount prepaid had it not been prepaid, exceeds

                         (ii) the interest which would have been recoverable by
               the Bank by placing the amount prepaid on deposit in the domestic certificate of deposit market, the eurodollar deposit market, or other appropriate money market selected by the Bank, for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such Portion (or the scheduled payment date for the amount prepaid, if earlier).

                    (g) The Bank will have no obligation to accept an election for a LIBOR Rate Portion if any of the following described events has occurred and is continuing:

                         (i) Dollar deposits in the principal amount, and for
               periods equal to the interest period, of a LIBOR Rate Portion are not available in the London inter-bank market; or

                         (ii) the LIBOR Rate does not accurately reflect the
               cost of a LIBOR Rate Portion.

               2.5 Article 2 is amended to read in its entirety as follows:

          2. PERIODIC FEE.

                    The Borrowers agree to pay a fee equal to 1/16% per annum of the Advance Limit, payable in arrears. This fee is due on May 2, 1998, and on the last day of each following fiscal quarter until the expiration of the availability period.



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               2.6  In Paragraph 3.3(a), the phrase "telephone or telefax instructions for repayments or for the issuance of letters of credit" is replaced by the phrase "telephone or telefax instructions for advances or repayments or for the designation of optional interest rates and telefax requests for the issuance of letters of credit."

               2.7 In Paragraph 3.3(b), the phrase "Repayments will be withdrawn from TGC's account number 14729-01406" is replaced by the phrase "Advances will be deposited in and repayments will be withdrawn from TGC's account number 14729-01406."

               2.8 In Paragraph 3.4(a), the phrase "interest and any fees" is replaced by the phrase "interest and principal payments and any fees."

               2.9  Paragraph 6.1 is amended to read in its entirety as follows:

                    6.1 Use of Proceeds. To request (a) cash advances only for use by TGC in order to fund TGC's short-term working capital needs,
          (b) commercial or standby letters of credit only for use in the usual course of business, (c) commercial letters of credit only for the accounts of TGC, GMI, GI, or GIL, and (d) standby letters of credit only for the accounts of TGC, GIL, GUKL, or GUKLL.

               2.10 In the lead-in of Paragraph 6.2, the second parenthetical phrase is amended to read in its entirety as follows:

          (other than guaranties by TGC of the obligations of GUKL under store or distributor center leases, guaranties by TGC of the obligations of any one or more of the other Subsidiaries under store or distributor center leases, and guaranties required under this Agreement, including guaranties required under any amendments to this Agreement)


               2.11 In Paragraph 7.2, the first sentence is amended to read in its entirety as follows:

          To maintain on a consolidated basis tangible net worth equal to at least One Hundred Twenty-Five Million Dollars ($125,000,000) through the day before the last day of TGC's 1998 fiscal year, and, as of TGC's 1998 fiscal year end and thereafter, to maintain tangible net worth equal to the sum of (a) One Hundred Twenty-Five Million Dollars ($125,000,000) plus (b) the sum of 50% of net income after income taxes (without subtracting losses) earned in each fiscal year commencing with TGC's 1998 fiscal year.



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                    2.12 In Paragraph 7.2, the definition of tangible net worth is amended by deleting the word "subsidiaries" and the comma immediately following that word.

                    2.13 In Paragraph 7.4, the lead-in of the definition of liquid assets is amended to read in its entirety as follows:

               "Liquid assets" means the following assets of TGC calculated on a consolidated basis:

               3. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Bank or any other entity or individual.

               4. Conditions Subsequent. This Amendment will remain effective only if the Bank receives, in form and content acceptable to the Bank, by no later than June 15, 1998:

                    (a) Guaranties signed by Gym-mark, Inc., Gymboree Retail Stores, Inc., The Gymboree Stores, Inc., Gymboree Logistics Partnership, Gymboree Play Program, Inc., Gymboree Operations, Inc., Gymboree Japan K.K., Gymboree of Ireland, Ltd., Gymboree Ireland Leasing Limited, and Gymboree Hong Kong Ltd., respectively.

                    (b) Evidence that the execution, delivery, and performance by the above-named guarantors of the above-required guaranties have been duly authorized and, whenever required by the Bank in its sole discretion, a written opinion from any such guarantor's legal counsel covering such matters as the Bank may require. The legal counsel and the forms of opinion must be acceptable to the Bank.

Further, the Bank and the Borrowers acknowledge and agree that failure to satisfy the above conditions subsequent by June 15, 1998, shall constitute an event of default under the Agreement.

               5. GIHL's Guaranty. By its execution of this Amendment, the Bank confirms its unilateral decision to extend to March 31, 1998, the deadline for its receipt of the guaranty.


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to be signed by GIHL and the related ancillary documents required under Section
7 of Amendment No. 3 and Waiver.

          6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.


                                        Bank of America National Trust
                                        and Savings Association


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   Vice President
                                             ------------------------------

                                        By
                                          ---------------------------------
                                        Title
                                             ------------------------------

                                        The Gymboree Corporation


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        Gymboree Manufacturing, Inc.

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------


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                                        Gymboree, Inc.


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        Gymboree Industries Limited


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        Gymboree U.K., Limited


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        Gymboree U.K. Leasing Limited


                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ ILLEGIBLE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

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